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                                                                    EXHIBIT 99.2


FOR IMMEDIATE RELEASE


CONTACT: Judianne Atencio
         Director of Communications
         EchoStar Communications Corp.
         303/723-2010
         judianne.atencio@echostar.com


               ECHOSTAR COMMUNICATIONS CORPORATION ANNOUNCES $700
                           MILLION RULE 144A OFFERING

LITTLETON, COLO., FRIDAY, DEC. 14, 2001 - EchoStar Communications Corporation
(ECC) (NASDAQ: DISH) today announced that its wholly-owned indirect subsidiary EchoStar DBS Corporation is offering $700 million aggregate principal amount of Senior Notes due 2009, in accordance with Securities and Exchange Commission Rule 144A. The net proceeds from this offering are intended to be used for one or more of the following: (1) to provide a portion of the financing for the proposed merger of ECC with Hughes Electronics Corporation (Hughes), (2) if ECC does not consummate the merger, the acquisition by ECC of Hughes' approximate 81 percent interest in PanAmSat Corporation, and (3) for the construction, launch and insurance of additional satellites, strategic investments and acquisitions and other general corporate purposes. The notes have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration under such Act or an applicable exemption from registration requirements.

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All statements contained herein, as well as statements made in Securities and
Exchange Commission filings and oral statements that may be made by us or by officers, directors or employees acting on our behalf, that are not statements of historical fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Among the factors that could cause our actual results to differ materially are the following: a total or partial loss of one or more satellites due to operational failures, space debris or otherwise; delays in the construction of our seventh, eighth or ninth satellites; an unsuccessful deployment of future satellites; inability to settle outstanding claims with insurers; a decrease in sales of digital equipment and related services to international direct-to-home service providers; a decrease in DISH Network subscriber growth; an increase in subscriber turnover; an increase in subscriber acquisition costs; an inability to obtain certain retransmission consents; our inability to retain necessary authorizations from the FCC; an inability to obtain patent licenses from holders of intellectual property or redesign our products to avoid patent infringement; an increase in competition from cable as a result of digital cable or otherwise, direct broadcast satellite, other satellite system operators, and other providers of subscription television services; future acquisitions, business combinations, strategic partnerships and divestitures; the introduction of new technologies and competitors into the subscription television business; a change in the regulations governing the subscription television service industry; the outcome of any litigation in which we may be involved; general business and economic conditions; and other risk factors described from time to time in our press releases, reports and statements filed with the Securities and Exchange Commission. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements that include the terms "believes," "belief," "expects," "plans," "anticipates," "intends" or the like to be uncertain and forward-looking. All cautionary statements made herein should be read as being applicable to all forward-looking statements wherever they appear. In this connection, investors should consider the risks described herein and should not place undue reliance on any forward-looking statements.


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